UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 26, 2011

                               IMAGINE MEDIA, LTD.
                               -------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                       000-53316                  26-0731818
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
 of incorporation)                                           Identification No.)

                            7750 N. Union Blvd., #201
                           Colorado Springs, CO 80920
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (719) 266-4554

                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountant.

     On August 26, 2011, Cordovano and Honeck, LLP ("CH") resigned as the Company's independent registered public accounting firm.

     The reports of CH regarding the Company's financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2010 and 2009, and during the period from December 31, 2010 through August 26, 2011, the date of resignation, there were no disagreements with CH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CH would have caused it to make reference to such disagreement in its reports.

     The Company provided CH with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that CH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from CH is filed as an exhibit to this report.


Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

16        Letter regarding change in certifying accountant.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 2011.

                                 IMAGINE MEDIA, LTD.


                                 By: /s/ Gregory Bloom
                                     -------------------------------
                                     Gregory Bloom, President

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